UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2023

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	1-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Definitive Agreement

The information contained in Items 5.02 (Employment Agreements) is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information disclosed in Item 5.03 is herein incorporated by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements:

On April 20, 2023, Perma-Fix Environmental Services, Inc.’s (the “Company”) Compensation and Stock Option Committee (“Compensation Committee”) and the Board of Directors (the “Board”) approved and Company entered into, an employment agreement with each of Mark Duff, President and Chief Executive Officer (the “CEO Employment Agreement”), Ben Naccarato, Executive Vice President (“EVP”) and Chief Financial Officer (the “CFO Employment Agreement”), Dr. Louis Centofanti, EVP of Strategic Initiatives (the “EVP of Strategic Initiatives Employment Agreement”), Andrew Lombardo, EVP of Nuclear and Technical Services (the “EVP of Nuclear and Technical Services Employment Agreement”), and Richard Grondin, EVP of Waste Treatment Operations (the “EVP of Waste Treatment Operations Employment Agreement”), collectively with the CEO Employment Agreement, the CFO Employment Agreement, the EVP of Strategic Initiative Employment Agreement, the EVP of Nuclear and Technical Services Employment Agreement and the EVP of Waste Treatment Operations Employment Agreement, the “New Employment Agreements” and each individually the “New Employment Agreement.” The Company had previously entered into an employment agreement dated July 22, 2020, with each of Mark Duff, Ben Naccarato, Dr. Louis Centofanti, Andrew Lombardo and Richard Grondin, with each of the five employment agreements due to expire on July 22, 2023. These five employment agreements dated July 22, 2020 were terminated effective April 20, 2023.

The New Employment Agreements, which are substantially identical, except for compensation, are effective April 20, 2023. Pursuant to the New Employment Agreements, each of these executive officers is provided an annual salary, which annual salary may be increased from time to time, but not reduced, as determined by the Compensation Committee. In addition, each of these executive officers is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate Management Incentive Plan (“MIP”) as approved by the Company’s Compensation Committee and the Company’s Board. The Company’s Compensation Committee and the Board had previously approved individual 2023 MIPs on January 19, 2023 (which are effective January 1, 2023) for each Mark Duff, Dr. Louis Centofanti, Ben Naccarato, Andrew Lombardo and Richard Grondin which remains effective for fiscal year 2023.

Each of the New Employment Agreements is effective for three years from April 20, 2023 (the “Initial Term”) unless earlier terminated by the Company or by the executive officer. At the end of the Initial Term of each New Employment Agreement, each New Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the executive officer provides written notice not to extend the terms of the New Employment Agreement.

Pursuant to the New Employment Agreements, if the executive officer’s employment is terminated due to death, disability or for cause (as defined in the agreements), the Company will pay to the executive officer or to his estate an amount equal to the sum of any unpaid base salary and accrued unused vacation time through the date of termination and any benefits due to the executive officer under any employee benefit plan (the “Accrued Amounts”) plus any performance compensation payable pursuant to the MIP with respect to the fiscal year immediately preceding the date of termination. In the event that an executive officer’s employment is terminated due to death, the Company will also pay a lump-sum payment (the “Cash Medical Continuation Benefit”) equal to eighteen times the monthly premium that would be required to be paid, pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) to continue group health coverage for the executive officer’s eligible covered dependents in effect on the date of the executive officer’s termination of employment, based on the premium for the first month of COBRA coverage. Such cash payment will be taxable and will be made regardless of whether the executive officer’s eligible covered dependents elect COBRA continuation coverage.

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If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreements), the Company will pay the executive officer Accrued Amounts, (a) two years of full base salary, plus (b) (i) two times the performance compensation (under the executive officer’s MIP) earned with respect to the fiscal year immediately preceding the date of termination provided the performance compensation earned with respect to the fiscal year immediately preceding the date of termination has not yet been paid, or (ii) if performance compensation earned with respect to the fiscal year immediately preceding the date of termination has already been paid to the executive officer, the executive officer will be paid an additional year of the performance compensation earned with respect to the fiscal year immediately preceding the date of termination, and (c) the Cash Medical Continuation Benefit. If the executive officer terminates his employment for a reason other than for good reason, the Company will pay to the executive officer an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP applicable to such executive officer.

Additionally, in the event of a Change in Control (as defined in the agreements), all outstanding stock options to purchase the common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event an executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause, all outstanding stock options to purchase common stock held by the officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive officer’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Each New Employment Agreement is briefly described above, and the descriptions contained herein are qualified by reference to the Employment Agreement attached as exhibits 99.1 to 99.5 to this Report.

Newly Appointed Director

Upon the Company’s Amended and Restated By-laws being amended to increase the maximum number of board members from eight to nine members, the Board elected Mark Duff, the Company’s President and CEO, to fill the newly created directorship, effective April 20, 2023. Mr. Duff’s directorship is subject to being re-elected by the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders to be held on July 20, 2023. As provided above, Mr. Duff, as the Company’s President and CEO, was subject to an employment agreement dated July 22, 2020, which was terminated on April 20, 2023, when the Company and Mr. Duff executed the New Employment Agreement dated April 20, 2023, as described above in this Item 5.02 and incorporated herein by reference. In addition, Mr. Duff, in his capacity as President and CEO, is also subject to a broad-based performance compensation plan, defined above as an MIP, that was effective as of January 1, 2023.

Under the New Employment Agreement, Mr. Duff’s annual base compensation is $374,870, subject to being increased by the Board as provided in the New Employment Agreement, as opposed to his annual based compensation of $344,400 under the July 22, 2020 employment agreement.

Mr. Duff, as the Company’s President and CEO, may participate in the Company’s 2017 Stock Option Plan (the “2017 Plan”). Under the 2017 Plan, Mr. Duff has been granted options from time to time to purchase up to an aggregate of 245,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date of grant.

Mr. Duff has not been appointed to serve on any committees of the Board. As the Company’s President and CEO, Mr. Duff does not qualify as an “Independent Director” under NASDAQ rules and is not eligible to receive compensation for his services as a director or to participate in the Company’s 2003 Outside Directors Stock Plan.

Mr. Duff has held the position of President and CEO since September 2017. Since joining the Company in 2016, Mr. Duff has developed and implanted strategies to meet growth objectives in both the Company’s Treatment and Services Segments. Mr. Duff has over 38 years of management and technical experience in the U.S. Department of Energy and U.S Department of Defense environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2023, the Company’s Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Amendment), which increased the maximum number of board members from eight members to nine members. The Amendment, which was effective upon its adoption by the Board, was effected by amending “(a)” in “SECTION 2. Qualification; Number; Term” under “ARTICLE III”, “Board of Directors,” of the Amended and Restated Bylaws of the Company to read as follows: “(a) The Board of Directors shall consist of not less than three (3) nor more than nine (9) members, the exact number of Directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The use of the phrase “entire Board” herein refers to the total number of Directors which the Corporation would have if there were no vacancies in previously authorized directorships.”

The text of the new “SECTION 2. Qualifications; Number: Term” is included in the Second Amended and Restated Bylaws attached to this Report as Exhibit 3(ii). The description of the Amendment contained in this Report is qualified in its entirety by reference to the full text of “SECTION 2. Qualification; Number; Term” under “ARTICLE III”, “Board of Directors” as set forth in Exhibit 3(ii).

Item 8.01. Other Events.

On April 20, 2023, the Company’s Board set the Company’s Annual Meeting of Stockholders (the “Meeting”) on July 20, 2023 with the Record Date of June 1, 2023. Accordingly, stockholders of record at the close of business on June 1, 2023, will be entitled to vote at, the Meeting or at any postponement or adjournment thereof.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3(ii)	Second Amended and Restated Bylaws of Perma-Fix Environmental Services, as amended effective April 20, 2023.

4(i)	Incorporated by reference to Exhibit 3(ii), above.

99.1	Employment Agreement dated April 20, 2023 between Mark Duff, President and Chief Executive Officer, and Perma-Fix Environmental Services, Inc.

99.2	Employment Agreement dated April 20, 2023 between Ben Naccarato, EVP and Chief Financial Officer and Perma-Fix Environmental Services, Inc.

99.3	Employment Agreement dated April 20, 2023 between Dr. Louis Centofanti, EVP of Strategic Initiatives, and Perma-Fix Environmental Services, Inc.

99.4	Employment Agreement dated April 20, 2023, 2023 between Andrew Lombardo, EVP of Nuclear and Technical Services and Perma-Fix Environmental Services, Inc.

99.5	Employment Agreement dated April 20, 2023 between Richard Grondin, EVP of Waste Treatment Operations and Perma-Fix Environmental Services, Inc.

99.6	2023 Incentive Compensation Plan for Chief Executive Officer, effective January 1, 2023, as incorporated by reference from Exhibit 99.1 to the Company’s Form 8-K filed on January 23, 2023. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

99.7	2023 Incentive Compensation Plan for Chief Financial Officer, effective January 1, 2023, as incorporated by reference from Exhibit 99.2 to the Company’s Form 8-K filed on January 23, 2023. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

99.8	2023 Incentive Compensation Plan for EVP of Strategic Initiatives, effective January 1, 2023, as incorporated by reference from Exhibit 99.3 to the Company’s Form 8-K filed on January 23, 2023. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

99.9	2023 Incentive Compensation Plan for EVP of Nuclear and Technical Services, effective January 1, 2023, as incorporated by reference from Exhibit 99.4 to the Company’s Form 8-K filed on January 23, 2023. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

99.10	2023 Incentive Compensation Plan for EVP of Waste Treatment Operations, effective January 1, 2023, as incorporated by reference from Exhibit 99.5 to the Company’s Form 8-K filed on January 23, 2023. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2023

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

	By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief Financial Officer

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